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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  APRIL 2, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               DIGITALTHINK, INC.
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             (Exact name of Registrant as specified in its charter)

          DELAWARE                    000-28687                 94-3244366
----------------------------   ------------------------   ----------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)         (I.R.S. OR
 OF EMPLOYER INCORPORATION                                IDENTIFICATION NUMBER)
    ORGANIZATION)

                               601 BRANNAN STREET
                         SAN FRANCISCO, CALIFORNIA 94107
                    (Address of principal executive offices)

                                 (415) 625-4000
              (Registrant's telephone number, including area code)

                              1098 Harrison Street
                            San Francisco, CA  94103
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER ITEMS

        On April 2, 2002, DigitalThink issued two press releases in the form attached as Exhibit 99.1 and Exhibit 99.2, which are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

c) Exhibits

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
    99.1        Press release dated April 2, 2002 announcing DigitalThink's
                Preliminary Results for Fourth Quarter; Revises Outlook

    99.2        Press release dated April 2, 2002 announcing Executive
                Appointments naming Jon Madonna Chairman and Michael Pope,
                President and CEO
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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 5, 2002                    DIGITALTHINK, INC.


                                        /s/ Michael W. Pope
                                        ---------------------------------------
                                        Michael W. Pope
                                        President and Chief Executive Officer

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                               DIGITALTHINK, INC.

                            EXHIBIT INDEX TO FORM 8-K
                               DATED APRIL 5, 2002

EXHIBITS

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
    99.1    Press release dated April 2, 2002 announcing DigitalThink's
            Preliminary Results for Fourth Quarter; Revises Outlook


    99.2 Press release dated April 2, 2002 announcing Executive Appointments naming Jon Madonna Chairman and Michael Pope, President and CEO